                              SECOND AMENDMENT TO
                                CREDIT AGREEMENT


          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") dated as of April 21, 1997 is entered into by and among WELLPOINT HEALTH NETWORKS INC., a California corporation (the "Company"), each of the financial institutions that is a signatory hereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative and bid agent for the Banks (in such capacity, the "Administrative Agent"), NATIONSBANK OF TEXAS, N.A., as syndication agent for the Banks (in such capacity, the "Syndication Agent"), and CHASE MANHATTAN BANK, as documentation agent for the Banks (in such capacity the "Documentation Agent") and amends that certain Credit Agreement dated as of May 15, 1996 among the Company, the Banks, the Administrative Agent, Syndication Agent and the Documentation Agent, as amended by a First Amendment to Credit Agreement dated as of June 28, 1996 (as so amended, the "Agreement").


                                    RECITALS

          A. Pursuant to Section 2.05(a) of the Agreement, the Company has notified the Agent that it desires to reduce the Aggregate Commitment from $1,250,000,000 to $1,000,000,000.

          B. The Company has requested that the minimum Fixed Charge Coverage Ratio be reduced as set forth herein during the periods indicated herein.

          C. The Company has requested that any disclosure of confidential information by any Bank to its Affiliates be solely for purposes related to the Loan Documents.

          D. The Banks and the Agents are willing to amend and waive provisions of the Agreement to permit the foregoing, all on the terms and conditions set forth herein.


          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:


          1. Terms. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein.





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
All references to the Agreement shall mean the Agreement as hereby amended.

          2. Reduction in Aggregate Commitment. Pursuant to the Company's notice pursuant to Section 2.05(a) of the Agreement, the Banks and the Agents hereby acknowledge that, effective as of date hereof, the Aggregate Commitment is reduced to $1,000,000,000, and such reduction is applied to each Bank's Commitment in accordance with its Pro Rata Share. The Company agrees to pay all accrued Facility Fees on the portion of the Aggregate Commitment so reduced on the date hereof.

          3. Amendments to Agreement. The Agents and the Banks hereby agree that the Agreement is amended as follows:

          3.1 The definition of "Aggregate Commitment" in Section 1.01 of the Agreement is amended and restated in its entirety as follows:

               "'Aggregate Commitment' means the combined Commitments of the Banks, in the amount of $1,000,000,000, as such amount may be reduced from time to time pursuant to this Agreement."

          3.2 Section 8.09 of the Agreement is amended and restated in its entirety as follows:

               "8.09 Fixed Charge Coverage Ratio. As of the end of each fiscal quarter, the Company shall not permit its Fixed Charge Coverage Ratio to be less than (a) 3.00 to 1 for the fiscal quarter ending December 31, 1996, (b) 2.75 to 1 for the fiscal quarters ending March 31, 1997, June 30, 1997, September 30, 1997 and December 31, 1997, and (c) 3.00 to 1 for each fiscal quarter ending thereafter."

          3.3 The last sentence in Section 11.08(e) of the Agreement is amended by inserting the following after "(a) any Affiliate of such Bank:"

          "in connection with enforcing or administering the Loan Documents"

          3.5 Schedule 2.01 to the Agreement is amended and restated in its entirety in the form of Schedule 2.01 to this Second Amendment.

          3.6 The computation of "Leverage Ratio" in Attachment 1 to Exhibit F to the Agreement (Compliance Certificate) is amended and restated in its entirety in the form of Attachment 1 hereto.

          4. Representations and Warranties. The Company represents and warrants to the Banks and the Agents that, on and as of the date hereof, and after giving effect to this Second Amendment:

          4.1 Authorization. The execution, delivery and performance of this Second Amendment have been duly authorized by all necessary corporate action by the Company and this Second Amendment has been duly executed and delivered by the Company.

          4.2 Binding Obligation. This Second Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          4.3 No Legal Obstacle to Amendment. The execution, delivery and performance of this Second Amendment will not (a) contravene the terms of the Company's articles of incorporation, by-laws or other organization document;
(b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its Property is subject; or (c) violate any Governmental Rules where such violation would reasonably be expected to have a Material Adverse Effect. No approval, consent, exemption, authorization of other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by the Company of this Second Amendment, or the transactions contemplated thereby.

          4.4 Incorporation of Certain Representations. The representations and warranties of the Company set forth in Article VI of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except (a) to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and (b) that the representations and warranties in Sections 6.11(b) and (c) shall be deemed to exclude any Material Adverse Effect that may have occurred solely as a result of the Recapitalization.

          4.5 Default. No Default or Event of Default under the Agreement has occurred and is continuing.

          5. Conditions, Effectiveness. The effectiveness of this Second Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Administrative Agent in form and substance satisfactory to the Administrative Agent on or prior to the date that this Second Amendment becomes effective (the "Second Amendment Effective Date"):

          5.1 Corporate Resolutions. A copy of a resolution or resolutions passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this Second Amendment and any note or other instrument or agreement required hereunder.

          5.2 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of the Company dated as of the date hereof, as to the incumbency of the person or persons authorized to execute and deliver this Second Amendment and any instrument or agreement required hereunder on behalf of the Company.

          5.3 Accrued Facility Fees. All accrued Facility Fees on the $250,000,000 reduction in the Aggregate Commitment contemplated by this Second Amendment to, but not including the Second Amendment Effective Date.

          5.4 Amendment Fee. An amendment fee of $100,000 for the benefit of the Banks in accordance with their respective Pro Rata Shares.

          5.5 Effectiveness of Second Amendment to Subordinated Term Loan Agreement. The Second Amendment dated as of even date herewith to the Subordinated Term Loan Agreement dated as of November 21, 1996, among the Company, the banks party thereto and Bank of America National Trust and Savings Association, as the administrative agent, amending the minimum fixed charge coverage ratio set forth therein in the same manner as the minimum Fixed Charge Coverage Ratio is amended in Section 4.4 of this Second Amendment, shall have become, or concurrently herewith is becoming, effective.

          5.6 Other Evidence. Such other evidence with respect to the Company or any other person as any Bank may reasonably request in connection with this Second Amendment and the compliance with the conditions set forth herein.

          6.   Miscellaneous.

          6.1 Effectiveness of Agreement. Except as hereby expressly amended, the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

          6.2 Waivers. This Second Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, constitute a waiver of any other default of the same or of any other term or provision.

          6.3 Counterparts; Majority Banks. This Second Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until the Company, the Majority Banks and the Agents shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Administrative Agent.

          6.4 Jurisdiction. This Second Amendment shall be governed by and construed under the laws of the State of California.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.

                             WELLPOINT HEALTH NETWORKS INC.


                             By:  /s/ Howard G. Phanatiel
                                ----------------------------------------
                             Name:   Howard G. Phanatiel
                                  --------------------------------------
                             Title:  Executive Vice President
                                   -------------------------------------
(Signatures continue)

                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION, as
                                Administrative Agent


                             By:________________________________________
                                        Christine Cordi
                                        Vice President


                             NATIONSBANK OF TEXAS, N.A., as
                                Syndication Agent and as a Bank

                             By:________________________________________
                                      Elizabeth C. Gould
                                        Vice President


                             CHASE MANHATTAN BANK, as
                             Documentation Agent and as a Bank


                             By:________________________________________
                                        Dawn Lee Lum
                                       Vice President

                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION, as a Bank


                             By:________________________________________
                                      Pam Holloway-Dobson
                                        Vice President


                             ABN AMRO BANK N.V.
                             Los Angeles International Branch,
                                 as a Bank and as a Co-Agent


                             By:________________________________________
                                  Name:
                                  Title:

                             By:________________________________________
                                  Name:
                                  Title:

(Signatures continue)

                             THE BANK OF NEW YORK,
                                 as a Bank and as a Co-Agent


                             By: _______________________________________
                                           Lisa Y. Brown
                                           Vice President

                             THE BANK OF NOVA SCOTIA,
                                 as a Bank and as a Co-Agent


                             By: _______________________________________
                                  Name:  Alan W. Pendergast
                                  Title: Relationship Manager


                             BANQUE NATIONALE DE PARIS,
                                 as a Bank and as a Co-Agent


                             By: _______________________________________
                                  Name:
                                  Title:


                             By: _______________________________________
                                  Name:
                                  Title:


                             DEUTSCHE BANK AG
                             New York Branch and/or
                             Cayman Islands Branch,
                                 as a Bank and as a Co-Agent


                             By: _______________________________________
                                  Name:
                                  Title:


                             By: _______________________________________
                                  Name:
                                  Title:

(Signatures continue)

                             MORGAN GUARANTY TRUST COMPANY OF NEW
                             YORK, as a Bank and as a Co-Agent


                             By:  ______________________________________
                                  Name:
                                  Title:


                             THE LONG-TERM CREDIT BANK OF JAPAN,
                                as a Bank and as a Co-Agent


                             By:  ______________________________________
                                  Name:
                                  Title:


                             BANCA DI ROMA


                             By:  ______________________________________
                                  Name:
                                  Title:


                             THE FIRST NATIONAL BANK OF CHICAGO


                             By:  ______________________________________
                                  Name:
                                  Title:


                             KREDIETBANK NV


                             By:  ______________________________________
                                  Name:
                                  Title:

(Signatures continue)

                             COOPERATIEVE CENTRALE RAIFFEISEN-
                             BOERENLEENBANK B.A. "RABOBANK
                             NEDERLAND" NEW YORK BRANCH


                             By:  _______________________________________
                                  Name:
                                  Title:


                             By:  _______________________________________
                                  Name:
                                  Title:


                             UNION BANK OF CALIFORNIA, N.A.


                             By:  _______________________________________
                                  Name:
                                  Title:


                             CREDIT SUISSE FIRST BOSTON


                             By:  _______________________________________
                                  Name:
                                  Title:


                             By:  _______________________________________
                                  Name:
                                  Title:

                             THE SANWA BANK, LIMITED


                             By:  _______________________________________
                                  Name:
                                  Title:

(Signatures continue)

                             THE SUMITOMO BANK, LIMITED


                             By:  _______________________________________
                                  Name:
                                  Title:


                             SWISS BANK CORPORATION


                             By:  _______________________________________
                                  Name:
                                  Title:


                             By:  _______________________________________
                                  Name:
                                  Title:


                             BANK OF MONTREAL


                             By:  _______________________________________
                                  Name:
                                  Title:


                             BANKERS TRUST COMPANY


                             By:  _______________________________________
                                  Name:
                                  Title:


                             CIBC INC.


                             By:  _______________________________________
                                  Name:
                                  Title:

(Signatures continue)

                             CREDIT LYONNAIS
                             New York Branch


                             By:  _______________________________________
                                  Name:
                                  Title:


                             THE DAI-ICHI KANGYO BANK, LTD.
                             Los Angeles Agency


                             By:  _______________________________________
                                  Name:
                                  Title:


                             FLEET NATIONAL BANK


                             By:  _______________________________________
                                  Name:
                                  Title:


                             THE FUJI BANK, LIMITED


                             By:  _______________________________________
                                  Name:
                                  Title:


                             THE INDUSTRIAL BANK OF JAPAN, LTD.
                             Los Angeles Agency


                             By:  _______________________________________
                                  Name:
                                  Title:


                             MELLON BANK, N.A.


                             By:  _______________________________________
                                  Name:
                                  Title:

                                                                   SCHEDULE 2.01

                                  COMMITMENTS
                              AND PRO RATA SHARES


                                                          Pro Rata
         Bank                            Commitment         Share
         -----                           ----------       --------
Bank of America National Trust
and Savings Association               $    76,000,000        7.6%

NationsBank of Texas, N.A.                 68,000,000        6.8%

Chase Manhattan Bank                       58,000,000        5.8%

ABN AMRO Bank N.V.                         50,000,000        5.0%
The Bank of New York                       50,000,000        5.0%
The Bank of Nova Scotia                    50,000,000        5.0%
Banque National de Paris                   50,000,000        5.0%
Deutsche Bank AG                           50,000,000        5.0%
The Long-Term Credit Bank
of Japan, Ltd.                             50,000,000        5.0%
Morgan Guaranty Trust Company
of New York                                50,000,000        5.0%

Credit Lyonnais                            28,000,000        2.8%
The Dai-Ichi Kangyo Bank                   28,000,000        2.8%
The First National Bank of Chicago         28,000,000        2.8%
Fleet National Bank                        28,000,000        2.8%
The Fuji Bank, Limited                     28,000,000        2.8%
The Industrial Bank of Japan, Ltd.         28,000,000        2.8%
Mellon Bank, N.A.                          28,000,000        2.8%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank B.A.
"Rabobank Nederland" New York Branch       28,000,000        2.8%
The Sanwa Bank Limited                     28,000,000        2.8%
The Sumitomo Bank, Limited                 28,000,000        2.8%
Union Bank of California, N.A.             28,000,000        2.8%

Banca di Roma                              20,000,000        2.0%
Bank of Montreal                           20,000,000        2.0%
Bankers Trust Company                      20,000,000        2.0%
CIBC Inc.                                  20,000,000        2.0%
Credit Suisse First Boston                 20,000,000        2.0%
Kredietbank NV                             20,000,000        2.0%
Swiss Bank Corporation                     20,000,000        2.0%
                                       --------------      -----
        TOTAL                          $1,000,000,000      100.0%

                                                                    ATTACHMENT 1

                                 LEVERAGE RATIO


     1.   Indebtedness:                              $__________

     2.   Operating Lease expense,
          multiplied by eight:                       $__________

     3.   Contingent Obligations re
          Funded Debt of Others:                     $__________

     4.   Funded Debt Total (Lines: 1 + 2 + 3):      $__________

                                              A           B
                                           Acquired
                                           EBITDAR      EBITDAR
                                           --------     -------
     5.   Consolidated pre-tax net
          income (exclusive of extra
          ordinary gains or losses):    $__________  $__________

     6.   Interest Expense:             $__________  $__________

     7.   Amortization:                 $__________  $__________

     8.   Depreciation:                 $__________  $__________

     9.   Operating Lease expense:      $__________  $__________

     10.  Pre-tax non-cash Restructuring
          charges (up to $__________50,000,000):     $__________

     11.  Acquired EBITDAR (Lines 5A+6A+7A+8A+9A):   $__________

     12.  EBITDAR (Lines 5B+6B+7B+8B+9B+10B):        $__________

     13.  Acquired EBITDAR and EBITDAR
          (Lines 11 + 12):                           $__________

     14.  Leverage Ratio (Line 4 / Line 13):         ____ to 1.00

     15.  Maximum Leverage Ratio:

          For the period from January 1,
          1997 through December 31, 1997:    2.25 to 1.00

          Thereafter:                        2.00 to 1.00





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